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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 9, 2001, incorporated by reference in the Joint Proxy Statement of D.R. Horton, Inc. that is made a part of Amendment No. 2 to the Registration Statement (Form S-4 No. 333-73888) and Prospectus of D.R. Horton, Inc. for the registration of 26,526,835 shares of its common stock.


                                    /s/ Ernst & Young LLP


Fort Worth, Texas
January 10, 2002